                                                       EXHIBIT 24

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February, 1998.

                              /s/David L. Bodde

STATE OF MISSOURI   )
                    )    ss
COUNTY OFJACKSON    )

       On this 3rd day of February, 1998, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February, 1998.

                              /s/William H. Clark

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

       On this 3rd day of February, 1998, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February, 1998.

                              /s/Robert J. Dineen

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

       On this 3rd day of February, 1998, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February, 1998.

                              /s/Arthur J. Doyle

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

       On this 3rd day of February, 1998, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of February, 1998.

                              /s/W. Thomas Grant II

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

       On this 2nd day of February, 1998, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February, 1998.

                              /s/George E. Nettels, Jr.

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

       On this 3rd day of February, 1998, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February, 1998.

                              /s/Linda H. Talbott

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

       On this 3rd day of February, 1998, before me the undersigned, a Notary Public, personally appeared Linda H.
Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings or Jeanie Sell Latz, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 3rd day of February, 1998.

                              /s/Robert H. West

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )

       On this 3rd day of February, 1998, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                              /s/Jacquetta L. Hartman
                              Notary Public

My Commission Expires:

April 8, 2000